Supplement dated April 27, 2026

to the Prospectuses dated May 1, 2004, as supplemented, for:

LifeTrust

Issued by Massachusetts Mutual Life Insurance Company in CA, CT, MA, ME, NY, TX, and VA,

and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced Prospectuses:

Fund Name Changes

Effective April 24, 2026, the following funds were renamed:

Old Fund Name	New Fund Name
MML Blend Fund	MML VIP BlackRock® Balanced Fund
MML Equity Fund	MML VIP Franklin Templeton Equity Fund
MML Fundamental Equity Fund	MML VIP Invesco Main Street Equity Fund
MML Global Fund	MML VIP Invesco Global Fund
MML Invesco Discovery Large Cap Fund	MML VIP Invesco Discovery Large Cap Fund
MML Invesco Discovery Mid Cap Fund	MML VIP Invesco Discovery Mid Cap Fund
MML Managed Bond Fund	MML VIP Barings Core Bond Fund
MML U.S. Government Money Market Fund	MML VIP Barings U.S. Government Money Market Fund

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 (8 a.m.–8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com.

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